                                                                  Exhibit 10.2

                     SATELLITE ONLINE SOLUTIONS CORPORATION
                        1997 EMPLOYEE STOCK OPTION PLAN


1. PURPOSE. The purpose of this Plan is to advance the interests of SATELLITE ONLINE SOLUTIONS CORPORATION (the "Company") by providing an opportunity to its selected key employees (as defined in Paragraph 2(b)), consultants (as defined in Paragraph 2(a)), and directors (as defined in Paragraph 2(d)), to purchase shares (the "Shares") of the Common Stock, par value $.01 per share (the "Common Stock"), of the Company. By encouraging stock ownership, the Company seeks to attract, retain and motivate key employees, consultants and directors. It is intended that this purpose will be effected by the granting of (i) incentive stock options ("Incentive Options") as described in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"); and (ii) nonqualified stock options ("Nonqualified Options") as provided herein.

2.      DEFINITIONS.

        (a) The term "consultants" means those persons, other than employees of the Company, who provide services to the Company, including members of an advisory board of the Company and nonemployee directors of the Company, and who are determined by the Compensation Committee to be eligible under this Plan.

        (b) The term "key employees" means those executive, administrative, operational, engineering or managerial employees who are determined by the Compensation Committee to be eligible under this Plan.

        (c) The term "optionee" means an individual to whom an option is granted under this Plan.

        (d) The term "director" means those members of the Company's Board of Directors.

3.      EFFECTIVE DATE. This Plan will become effective on October 15, 1997.

4. STOCK SUBJECT TO THE PLAN. The Shares that may be purchased through the exercise of options under this Plan shall not exceed in the aggregate 1,363,730 Shares. If any options granted under the Plan shall terminate, expire or be cancelled as to any Shares, new options may thereafter be granted covering such Shares. In addition, any Shares purchased under this Plan subsequently repurchased by the Company pursuant to the terms hereof may again be granted under the Plan. The Shares issued upon exercise of options under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company. Notwithstanding any other provisions of this Plan, the aggregate number of Shares subject to outstanding options granted under the Plan, plus the aggregate number of Shares issued upon the exercise of all options granted under the Plan, shall never be permitted to exceed the number of Shares specified in the first sentence of section 4, except in accordance with subsection 8(a) below.

5. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the

Company (the "Board"), or by a committee appointed by the Board which shall not have less than two (2) members (in either case, the "Compensation Committee"). The Compensation Committee may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper. Subject to the provisions of the Plan, the Compensation Committee shall have the sole authority, in its discretion:

                (a) to determine to which of the eligible individuals, and the time or times at which, options to purchase Common Stock of the Company shall be granted;

                (b) to determine the number of shares of Common Stock to be subject to options granted to each eligible individual;

                (c) to determine the price to be paid for the shares of Common Stock upon the exercise of each option;

                (d) to determine the term and the exercise schedule of each option;

                (e) to determine the terms and conditions of each stock option agreement (which need not be identical) entered into between the Company and any eligible individual to whom the Compensation Committee has granted an option;

                (f) to interpret the Plan; and

                (g) to make all determinations deemed necessary or advisable for the administration of the Plan.

        The Compensation Committee, if any, shall be appointed by and shall serve at the pleasure of the Board of Directors of the Company. No member of the Compensation Committee shall be liable for any action or determination made with respect to the Plan.

6. ELIGIBLE EMPLOYEES, CONSULTANTS AND DIRECTORS. Incentive Options may be granted to such key employees of the Company, including members of the Board of Directors who are also employees of the Company, as are selected by the Compensation Committee or Board of Directors. Nonqualified Options may be granted to such key employees and consultants of the Company, including members of the Board of Directors, as are selected by the Compensation Committee or the Board of Directors. The term "employee" includes an officer or director who is an employee of the Company or a parent or subsidiary of it, as well as a nonofficer, nondirector employee of the Company or a parent or subsidiary of it.

7. DURATION OF THE PLAN. This Plan shall terminate ten (10) years from the effective date of this Plan, unless terminated earlier pursuant to Paragraph 13 hereof, and no options may be granted after such termination.

8. RESTRICTIONS ON INCENTIVE OPTIONS. Incentive Options (but not Nonqualified Options) granted under this Plan shall be subject to the following restrictions:

                (a) Limitation on Number of Shares. The aggregate fair market value, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000. If an employee is eligible to participate in any other incentive stock option plans of the Company which are also intended to comply with the provisions of
Section 422A of the Code, the applicable annual limitation shall apply to the aggregate number of Shares for which Incentive Options may be granted under all such plans. An Incentive Option may be granted which exceeds the $100,000 limitation, as long as under then applicable law the portion of such Option which is exercisable for shares in excess of the $100,000 limitation shall be treated as a nonqualified option. No Incentive Options may be exercised until and unless the Plan is approved by the shareholders within one year of the date hereof, such approval to be expressed in any legal way under California law.

                (b) 10% Stockholder. If any employee to whom an Incentive Option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 425(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of any parent or subsidiary of the Company), then the following special provisions shall be applicable to the Incentive Option granted to such individual:

                    (i) The option price per Share subject to such Incentive Option shall not be less than 110% of the fair market value of one Share on the date of grant; and

                    (ii) The Incentive Option shall not have a term in excess of ten (10) years from the date of grant.

In determining stock ownership, an Optionee shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his brothers and sisters, spouse, ancestors, and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries, as applicable. Common Stock with respect to which any such Optionee holds an option shall not be counted. Additionally, outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option to the optionee. Outstanding capital stock shall not include capital stock authorized for issue under outstanding options held by the Optionee or by any other person.

9. TERMS AND CONDITIONS OF OPTIONS. Incentive and Nonqualified Options granted under this Plan shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Compensation Committee or the Board of Directors shall approve from time to time, which agreements shall evidence the following terms and conditions:

                (a)     Price.

                        (i) Incentive Options. Subject to the condition of subparagraph (b)(i) of Paragraph 8, if applicable, with respect to each Incentive Option, the purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall be determined by the

Compensation Committee or the Board of Directors and shall be not less than 100% of the fair market value of one Share on the day the option is granted.

                    (ii) Nonqualified Options. With respect to each Nonqualified Option, the purchase price per Share payable upon the exercise of each Nonqualified Option granted hereunder shall be determined by the Compensation Committee or the Board of Directors at the time the Nonqualified Option is granted, but shall not be less than 100% of fair market value at the time of grant.

                (b) Number of Shares. Each option agreement shall specify the number of Shares to which it pertains.

                (c) Exercise. Subject to the conditions of subparagraphs (a) and
(b)(ii) of Paragraph 8, if applicable, each option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Compensation Committee or the Board of Directors may determine at the time it grants such option; provided, however, that no option shall be exercisable with respect to any Shares later than ten (10) years after the date of the grant of such option.

                (d) Notice of Exercise and Payment. An option shall be exercisable only by delivery of a written notice to the Compensation Committee or any other officer of the Company designated by the Compensation Committee or the Board of Directors to accept such notices on its behalf, specifying the number of Shares for which it is exercised. If such Shares are not at the time effectively registered under the Securities Act of 1933, as amended, the Optionee shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that such Shares are being purchased for the optionee's own account for investment and not with a view to the resale or distribution thereof. Payment shall be made in full at the time of delivery to the optionee of a certificate or certificates covering the number of Shares for which the option was exercised. Payment shall be made (i) by cash or check, (ii) if permitted by the Compensation Committee or the Board of Directors, by delivery and assignment to the Company of shares of the Company's stock having a fair market value (as determined by the Compensation Committee) equal to the exercise price, (iii) if permitted by the Compensation Committee or the Board of Directors, by a promissory note, or (iv) by a combination of (i), (ii), and
(iii). The value of the shares of the Company's stock for such purpose shall be its fair market value as of the date the option is exercised, as determined in accordance with procedures to be established by the Compensation Committee.

                (e) Withholding Taxes; Delivery of Shares. The Company's obligation to deliver Shares upon exercise of a Nonqualified Option, in whole or in part, shall be subject to the Optionee's satisfaction of all applicable federal, state, and local income and employment tax withholding obligations. The Optionee may satisfy the obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld. The value of Shares to be withheld shall be based on the fair market value of the Shares on the date the amount of tax to be withheld is to be determined. If Common Stock acquired by exercise of an incentive stock option granted pursuant to this Plan is disposed of within two (2) years from the date of grant of the option or within one (1) year after the transfer of the Common Stock to the optionee, the holder of the Common Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

                (f) Nontransferability. No option shall be transferable by the Optionee otherwise than by will or the laws of descent or distribution, and each option shall be exercisable during his lifetime only by him (except as otherwise provided for in subparagraph (g) below).

                (g) Termination of Options. Each option shall terminate and may no longer be exercised thirty (30) days after the Optionee ceases for any reason to be an employee or director of, or consultant to, the Company, except that:

                    (i) if the Optionee's performance of services shall have been terminated because of disability within the meaning of Section 22(e)(3) of the Internal Revenue Code, the Optionee may, at any time within a period of one (1) year after the termination of performance of services, exercise his option to the extent that the option was exercisable by him on the date of termination of his employment or performance of services; and

                    (ii) if the Optionee dies at a time when the option was exercisable by him, then his estate, personal representative or beneficiary to whom it has been transferred may, at any time within a period of one (1) year following his death if the Optionee's performance of services shall have been terminated by his death, or for the period following the termination of his performance of services during which the option would have remained exercisable under clauses (i) or (ii) above if the Optionee's performance of services shall have been terminated prior to his death, exercise the option to the extent the Optionee might have exercised it at the time of his death; provided, however, that no option may be exercised to any extent by anyone after the date of expiration of the option.

                (h) Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Shares covered by his option until the date of issuance of a stock certificate to him for such Shares.

                (i) Repurchase of Shares by the Company. Any Shares purchased by an Optionee upon exercise of an option may in the discretion of the Compensation Committee or the Board of Directors be subject to repurchase by the Company if and to the extent specifically set forth in the agreement pursuant to which the Shares were purchased.

10. STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS; RECAPITALIZATIONS. Appropriate adjustment shall be made in the maximum number of Shares of Common Stock subject to the Plan and in the number, kind and price of Shares covered by any option granted hereunder to give effect to any stock dividends or other distributions, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the effective date of the Plan.

11. MERGER; SALE OF ASSETS; DISSOLUTION. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of shares which thereafter may be subject to options granted under this Plan and the number, kind and price of Shares then subject to options shall be appropriately adjusted in such manner as the Compensation Committee or the Board of Directors may deem equitable to prevent substantial dilution or enlargement of the rights available or granted hereunder. Except as otherwise determined by the Board of Directors of the Company, a merger or a similar reorganization that the Company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause every Incentive Option and Nonqualified Option outstanding hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder.

12. NO RIGHTS. Except as hereinabove expressly provided in Sections 10 and 11, no optionee shall have any rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any option granted hereunder. The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

13. COMPLIANCE WITH APPLICABLE LAWS. Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any shares under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.

14. DEATH OF A PARTICIPANT. In the event of the death of an Optionee, any options which the Optionee was entitled to exercise on the date immediately preceding his death shall be exercisable by the person or persons to whom those rights pass by will or by the laws of descent and distribution. Any such exercise shall be by written notice thereof filed with the Secretary of the Company at the Company's corporate headquarters prior to the option's expiration date, and any person exercising such an option shall be treated as an Optionee for purposes of the provisions of this Plan.

15. EMPLOYMENT AND SHAREHOLDER STATUS. The Plan does not constitute a contract of employment, and selection as an Optionee will not give any employee the right to be retained in the employ of the Company. The grant of an option under the Plan shall not confer upon the holder thereof any right as a shareholder of the Company. As of the date on which an Optionee exercises an option, the Optionee shall have all rights of a stockholder of record with respect to the number of shares of Common Stock as to which the option is exercised, irrespective of whether certificates to evidence the shares of stock have been issued on such date.

If the redistribution of shares is restricted pursuant to Paragraph 13, certificates representing such shares may bear a legend referred to such restrictions.

16. TERMINATION OR AMENDMENT OF PLAN. The Board of Directors may at any time terminate this Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided that no such termination or amendment shall adversely affect or impair any then outstanding Stock Incentive without the consent of the person holding such Stock Incentive.

17. TERMINATION. The Plan shall terminate automatically on October 15, 2007, and may be terminated at any earlier date by the Board. No option shall be granted hereunder after termination of the Plan, but such termination shall not affect the validity of any option then outstanding.

18. TIME OF GRANTING OPTIONS. The date of grant of an option hereunder shall, for all purposes, be the date on which the Compensation Committee makes the determination granting such option.

19. RESERVATION OF SHARES. The Company, during the terms of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

20. EFFECTIVE DATE. This Plan was adopted by the Board of Directors in accordance with the requirements of the Internal Revenue Code and the California Department of Corporations of the Company effective as of October 15, 1997, provided the Plan is approved by the shareholders within twelve
(12) months of said date. Options may be granted, but may not be exercised, prior to the date of such shareholder approval.

                     SATELLITE ONLINE SOLUTIONS CORPORATION

                                 1997 STOCK PLAN

                             STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------


     ----------------------
     ----------------------


     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number
                                             ------------------------------
     Date of Grant
                                             ------------------------------
     Vesting Commencement Date
                                             ------------------------------
     Exercise Price per Share               $
                                             ------------------------------
     Total Number of Shares Granted
                                             ------------------------------
     Total Exercise Price                   $
                                             ------------------------------

     Type of Option:                          X  Incentive Stock Option
                                             ---

                                                 Nonstatutory Stock Option
                                             ---

     Term/Expiration Date:
                                             ------------------------------

     VESTING SCHEDULE:

     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

     1/3 of the Shares subject to the Option shall vest on each anniversary of the Vesting Commencement Date, subject to Optionee's continuing to be a Service Provider on such dates.

     TERMINATION PERIOD:

     This Option shall terminate and no longer be exercisable after the Term/Expiration Date as provided above, or such earlier date as is required pursuant to Section 9(g) of the Plan.

II.  AGREEMENT
     ---------

     1. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

     2.   EXERCISE OF OPTION.

          (a) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

          (b) METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as EXHIBIT A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. OPTIONEE'S REPRESENTATIONS. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as EXHIBIT B.

     4. LOCK-UP PERIOD. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     5. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

          (a) cash or check;

          (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

          (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     6. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

     7. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     9. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) EXERCISE OF ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (b) EXERCISE OF NONSTATUTORY STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (c) DISPOSITION OF SHARES. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (d) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

     10. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.

     11. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL

OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                      SATELLITE ONLINE SOLUTIONS
                                              CORPORATION


--------------------------------              --------------------------------
Signature                                     By


--------------------------------              --------------------------------
Print Name                                    Title


--------------------------------

--------------------------------
Residence Address

                                    EXHIBIT A
                                    ---------

                             1997 STOCK OPTION PLAN

                                 EXERCISE NOTICE

Satellite Online Solutions Corporation
3000 Executive Parkway, Suite 150
San Ramon, CA  94583

Attention:  Secretary

     1. EXERCISE OF OPTION. Effective as of today, ___________, 19__, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of Satellite Online Solutions Corporation (the "Company") under and pursuant to the 1997 Stock Option Plan (the "Plan") and the Stock Option Agreement dated ________, 19__ (the "Option Agreement").

     2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

     3. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS AS SHAREHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in
Section 12 of the Plan.

     5. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

          (a) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the

Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (b) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (c) PURCHASE PRICE. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d) PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (e) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (g) TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     6. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     7.   RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

          (a) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

              THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

              THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b) STOP-TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     8. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the


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

successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     9. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     10. GOVERNING LAW; SEVERABILITY. This Agreement is governed by the internal substantive laws but not the choice of law rules, of California.

     11. ENTIRE AGREEMENT. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                             Accepted by:

OPTIONEE                                  SATELLITE ONLINE SOLUTIONS
                                          CORPORATION


-----------------------------------       -----------------------------------
Signature                                 By


-----------------------------------       -----------------------------------
Print Name                                Title

Address:                                  Address:
-------                                   -------
                                          3000 Executive Parkway, Suite 150
-----------------------------------       San Ramon, CA  94583

-----------------------------------
                                          -----------------------------------
                                          Date Received


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

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:   SATELLITE ONLINE SOLUTIONS CORPORATION

SECURITY:  COMMON STOCK

AMOUNT:

DATE:


In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

     (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

     (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.


                                       Signature of Optionee:




                                       Date:                       , 19
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